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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 3, 2005


                        GENEREX BIOTECHNOLOGY CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                  000-25169           98-0178636
          --------                  ---------           ----------
          (State of Other           (Commission         (IRS Employer
          Jurisdiction of           File Number)        Identification
          Incorporation)                                Number)


          33 Harbour Square, Suite 202, Toronto, Ontario Canada    M5J 2G2
          -----------------------------------------------------    ----------
          (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (416) 364-2551


                                      N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events.

         On May 3, 2005, Generex Biotechnology Corporation (the "Company") issued a press release announcing that Oral-lyn(TM), the Company's proprietary oral insulin spray formulation has been approved for commercial marketing and sale by the Ecuadorian Ministry of Public Health for the treatment of both Type-1 and Type-2 diabetes. A copy of the press release is attached as an exhibit to this report.

Item 9.01.        Financial Statements and Exhibits.

(c)      Exhibits.


         99.1 Press release of Generex Biotechnology Corporation issued May 3, 2005

                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GENEREX BIOTECHNOLOGY CORPORATION

Dated:  May 3, 2005                         By:  /s/ Rose C. Perri
                                                 ----------------------------
                                                 Chief Operating Officer and
                                                 Chief Financial Officer
                                                 (principal financial officer)




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                                  EXHIBIT INDEX


EXHIBIT NUMBER    DESCRIPTION
--------------    -----------
99.1              Press release of Generex Biotechnology Corporation issued
                  May 3, 2005